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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 21, 1998
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                            FIRSTFED BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                  0-19609                63-1048648
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(State of other jurisdiction      (Commission            (I.R.S. employer
      of incorporation            file number)          identification no.)

1630 4th Avenue North, Bessemer, Alabama                       35020
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(Address of principal executive offices)                    (zip code)


Registrants telephone number, including area code:  (205) 428-8472
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                                Not Applicable
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         (Former name of former address, if changed since last report)
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ITEM 8.  CHANGE IN FISCAL YEAR
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     On April 21, 1998, the Registrant determined to change its fiscal year-end from March 31, which was the fiscal year used in its most recent filing with the Commission, to December 31. The report covering the nine-month transition period ending December 31, 1998, will be filed with the Commission on Form 10-K.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.



                                             FIRSTFED BANCORP, INC.



DATE:  April 24, 1998                        BY:  /s/ B. K. Goodwin, III
                                                  ----------------------
                                                  B. K. Goodwin, III
                                                  Chairman of the
                                                  Board, Chief Executive
                                                  Officer and President